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                                                                    EXHIBIT 99.1
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             CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR"
              PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995


         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), Huffy Corporation (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company, whether oral or written. The Company wishes to ensure that any forward-looking statements are accompanied by meaningful cautionary statements in order to maximize to the fullest extent possible the protections of the safe harbor established in the Reform Act. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, among others, that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company.

         The Company cautions that the following important factors, among others (including but not limited to factors mentioned from time to time in the Company's reports filed with the Securities and Exchange Commission), could affect the Company's actual results and could cause the Company's actual consolidated results to differ materially from those expressed in any forward-looking statements of the Company made by or on behalf of the Company:

    - Risks inherent in new product introductions, particularly the uncertainty of price-performance relative to products of competitors, including competitors' responses to the introductions;

    - Under utilization of the Company's operating facilities resulting in production inefficiencies and higher costs;

    - Changes in levels of competition from current competitors and potential new competition from international manufacturers;

    - Loss of a significant vendor, prolonged disruption of material supply chain, or significant increase in the cost of raw materials;

    - Changes in the Federal income tax rules and regulations or interpretation of existing legislation;

    - Changes in the cost or availability of labor sufficient to support the Company's operations;

    - Existence of competitive pricing pressures in several of the product categories of the Company, which has had and may in the future have an adverse effect on the Company's revenues and earnings;





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    -    The loss or bankruptcy of one or more key customers, or significant changes in the structure and composition of retailing in the United States;

    - Changes in consumer demand for the Company's products resulting from prolonged periods of unseasonable weather;

    - Changes in customer preferences or behavior which change their demand for the Company's products or services.

    - The costs and other effects of legal and administrative cases and proceedings (whether civil, such as environmental and product-related, or criminal), settlements and investigations, claims, and changes in those items; developments or assertions by or against the Company relating to intellectual property rights and intellectual property licenses; adoption of new, or changes in, accounting policies and practices and the application of such policies and practices;

    - Changes in the general economic conditions in the United States including, but not limited to, the levels and availability of consumer debt, the level of interest rates, and consumer sentiment about the economy in general.

The factors included here are not exhaustive. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company will not undertake, and specifically declines, any obligation to publically release the result of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Therefore, forward-looking statements should not be relied upon as a prediction of actual future results.





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